                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 2, 2004

                    TRINITY PARTNERS ACQUISITION COMPANY INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                    0-50860                  20-1025065
(State of incorporation)     (Commission File No.)         (IRS Employer
                                                         Identification No.)

                          245 FIFTH AVENUE, SUITE 1600
                            NEW YORK, NEW YORK 10016
                    (Address of principal executive offices)

                  Registrant's telephone number: (212) 696-4282

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         HCFP/Brenner Securities LLC, the representative of the underwriters for our initial public offering, consummated on August 4, 2004, has notified us that, commencing September 2, 2004, holders of our Series A Units and Series B
Units may separately trade the Common Stock, Class B Common Stock, Class W
Warrants and Class Z Warrants included in such Series A Units and Series B
Units.

         The OTC Bulletin Board symbols for each of the securities included in the Series A Units and Series B Units are as follows:

         Common Stock               TPQCA
         Class B Common Stock       TPQCB
         Class W Warrants           TPQCW
         Class Z Warrants           TPQCL

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2004

                                      TRINITY PARTNERS ACQUISITION COMPANY INC.

                                      By: /s/ IRA I. ROXLAND
                                          --------------------------------
                                          Name: Ira I. Roxland
                                          Title: Assistant Secretary